Semiannual Report

[HEALTH
SCIENCES
FUND
JUNE 30, 1999]



[LOGO APPEARS HERE]


T. ROWE PRICE

Report Highlights
---------------------------
Health Sciences Fund

 .    After a strong 1998, health sciences stocks posted mostly flat results for the first half of 1999.

 .    The fund's returns were modestly behind the Lipper peer group average for both the 6- and 12-month periods.

 .    Drug stocks were hurt by market shifts and political concerns, but biotechnology stocks generally performed well.

 .    Although the coming election may pose some challenges, we remain enthusiastic about the long-term potential of health care stocks.

FELLOW SHAREHOLDERS

After posting outstanding results in 1998, health sciences stocks paused for breath during the first six months of 1999. The equity market as a whole continued to advance, but returns for the health sector and for your fund were essentially flat.

Although the fund posted a six-month return of -0.62%, it still managed a double-digit gain of 10.45% for the past year. Results for both periods modestly trailed the Lipper Health/Biotechnology Fund Index. Pharmaceutical stocks, a leading market group through most of 1998, struggled more recently as investors rotated into cyclical stocks. Results were mixed in both the health service and the products and devices sectors, while large-capitalization biotechnology stocks provided one of the few pockets of strength.

-----------------------
PERFORMANCE COMPARISON
-----------------------------------------------------------
Periods Ended 6/30/99             6 Months    12 Months
-----------------------------------------------------------
Health Sciences Fund               -0.62%      10.45%
S&P 500                            12.38       22.76
Lipper Health/Biotechnology
Fund Index                          0.76       12.79

Market Environment

Major U.S. stock indices once again turned in surprisingly strong results in the first half of 1999. Although the war in Kosovo and a widely predicted interest rate hike by the Federal Reserve threatened investor confidence, the S&P 500 and the Nasdaq finished the half at record levels. The broad themes that have driven this lengthy bull market persisted: solid corporate profit growth, extensive merger-and-acquisition activity, and investor preference for large-cap stocks.

There were, however, some important changes in market leadership during the period. First-quarter earnings suggested that U.S. economic growth was stronger than expected. Investors became less concerned with international troubles and more optimistic about the domestic economy. As a result, basic industries and other cyclicals made a long-awaited return to the limelight, while stocks favored for their steady earnings growth and liquidity fell behind. Many significant market sectors, such as financials and health sciences, generally did not participate in the overall rally. Finally, at the end of June, the Federal Reserve raised interest rates to help moderate growth, though it also announced that it no longer maintained a bias toward tightening.

        Pharmaceutical stocks are the locomotive of the health care sector, and four forces combined to derail the group's long-running outperformance. As mentioned, the economic outlook heading into the second quarter of 1999 provided a psychological boost to depressed industrial sectors. Second, bellwether Pfizer announced that profit growth would be delayed to the back half of 1999 due to increased spending on research and development and in marketing. Third, the increased valuations accorded to the pharmaceutical sector over the last year left little room for error, especially given the high level of investor expectations. Last, Medicare reform is once again a political football as President Clinton seeks to leave some positive marks on a checkered history and as the Democratic party seeks to revive an issue that was central to winning back the White House almost eight years ago.

        Biotechnology stocks were one of the few areas of strength during the period. Stocks of many of the larger companies in this field rose on solid revenue and profit growth. Increased merger and acquisition activity also attracted investor attention. For example, Warner-Lambert acquired Agouron Pharmaceuticals to boost its research capabilities as well as its product portfolio, while Roche Holding exercised its option to acquire 100% of Genentech.

-------------------------------------
INFORMATION ON YEAR-END DISTRIBUTIONS
-------------------------------------------------------------------------------

To help you with tax planning, we try to give you a good idea of the per-share income and capital gain amounts our funds may distribute near year-end. In late October, we will provide estimates of these amounts, which will be paid on December 16, 1999, to shareholders of record on December 14. These preliminary numbers will be included in The Price Report mailing to shareholders in late October and will also be available on our Web site--www.troweprice.com.

We hope that these preliminary numbers will be useful to you in approximating the income and capital gains taxes you may pay on distributions to taxable accounts. If your fund distributed any capital gains earlier in 1999, you can find the amounts on your statements and should include them in your tax planning calculations. Please keep in mind that the numbers are not final and are likely to be revised before the December 14 declaration and record date. As the fall progresses, you may want to check our Web site for revisions.

If you would like information on tax matters relating to mutual funds, please visit our Web site to download our Insights report, Tax Information for Mutual Fund Investors, or call 1-800-225-5132 to request a copy.

        The health care services sector posted mixed results. Health maintenance organization (HMO) stocks were generally good performers. Evidence has been mounting that premium increases will continue to exceed expense growth for these organizations, and investor sentiment about their earnings prospects has therefore brightened. On the other hand, health care provider stocks, such as hospital management companies, underperformed due to earnings shortfalls and the continuing negative impact of changes in Medicare reimbursement.

        The products and devices sector posted mixed results, with better performance going to firms able to generate earnings growth through the development of new product cycles. Our holdings remain skewed toward companies developing cardiovascular-related products as we believe they have attractive secular growth prospects.


Portfolio Review

        During the first half of 1999, we made modest changes in broad sector weightings but more substantial changes in subsectors. The generally flat performance of the health care industry disguised some broad and rapid rotation of investor sentiment. In many cases, our best option was to take advantage of market movement by purchasing companies with strong longer-term growth prospects at lowered prices.

-----------------------
SECTOR DIVERSIFICATION
-----------------------------------------------

                            12/31/98    6/30/99
-----------------------------------------------
  Pharmaceuticals                48%        53%
  Health Care Services           21         19
  Products and Devices            9         11
  Biotechnology                  17         15
  Reserves                        5          2
-----------------------------------------------
  Total                         100%       100%

        For the first time in a long time, pharmaceutical stocks lagged the overall portfolio. General price weakness afforded us an opportunity to modestly increase the pharmaceutical sector weighting from 48% at the end of December to 53% on June 30. It is our belief that election-driven rhetoric about health care reform will keep a lid on pharmaceutical stock valuations, and, as a result, the rate and sustainability of earnings growth in individual companies will take on increased importance. Positions were increased in American Home Products, Bristol-Myers Squibb, Schering-Plough, and Warner-Lambert. However, we reduced or eliminated positions in Eli Lilly, Elan, and Watson Pharmaceuticals as part of our efforts to enhance the earnings growth prospects of the overall portfolio.

        While we do not expect a rapid trip back to the top of the investor "favorites" list, we do believe that the top pharmaceutical companies have superior business models and growth prospects. We believe that regulation will not imperil these companies and that current valuation levels, which are generally in line with the overall market, already reflect much of the election-related uncertainty.

        At 19% of assets, the portfolio weighting in the services sector was little changed from December 31, yet we made substantial changes to service company holdings. We reduced or eliminated holdings in care providers while increasing positions in payors due to their more attractive earnings prospects. Stakes in providers American Oncology Resources, Columbia/HCA Healthcare, and Quorum Health Group were eliminated. Holdings were increased in Aetna, United HealthCare, and Wellpoint Health Networks - our three payor holdings from six months ago. While health care service stocks were mixed performers overall during the first half of 1999, these three holdings were positive contributors.

        Products and devices investments increased slightly, from 9% to 11%, as a percentage of assets. Holdings in Medtronic were reduced after the completion of its mergers with Arterial Vascular Engineering and Sofamor/Danek Group, which were also held by the fund. We initiated a position in Waters, a leader in precision chemical measurement instruments, and reestablished a position in device maker Boston Scientific.

        Biotechnology holdings ended the six months at 15% of assets versus 17% at year-end. In keeping with our strategy of focusing on biotechnology companies with either established products or products in the later stages of development and approval, we increased our holdings in Amgen and Biogen. We also initiated a position in QLT PhotoTherapeutics, a leader in noninvasive eye surgery. The sector weighting was reduced through attrition, as Warner-Lambert acquired Agouron Pharmaceuticals and majority owner Roche Holding acquired Genentech. Large pharmaceutical companies will likely continue to look at acquisitions of and joint ventures with biotechnology companies as an important source of new products and scientific discovery.

Investment Outlook

        We believe that the health sciences sector will be torn between two major forces over the next 18 months. On the positive side are secular factors such as the aging populations of Western economies and the continuing advances in scientific discovery and health care technology. On the negative side is the rhetoric that comes with the presidential election cycle. While we acknowledge that changes in the national health care system are needed and that the issues are serious, we also believe that many politicians are more interested in using health care issues as an election tool than in truly solving the challenges at hand. As a result, we are assuming that health care stock valuations will trade in the middle to lower end of historical ranges and that underlying revenue and earnings growth will be the key differentiating factor in stock performance. We have made substantial changes to the portfolio since early 1998 to emphasize stocks with visible revenue and earnings growth. At this point, changes are likely to be more modest and to reflect shifts in market sentiment as much as changes in underlying fundamentals.

        Our positive sentiment toward the health sciences sector and our investment approach are unchanged. We continue to believe that the health sciences sector is diverse and dynamic and represents one of the most attractive growth areas in the global economy. Secular forces such as the development of new drugs to address major medical needs, breakthrough products being discovered and developed by biotechnology companies, and the development of life saving and lifestyle enhancing devices will remain in force regardless of the near term political climate. We seek to benefit from secular growth opportunities as well as the ebb and flow of investor sentiment while picking stocks on a bottom-up basis. Our underlying belief is that stocks follow earnings and that a patient approach will build wealth for our fellow shareholders over the long term. We would like to thank our shareholders for their continued support and reaffirm our commitment to seizing wealth-building opportunities on your behalf.



        Respectfully submitted,



        /s/ Brian D. Stansky
        Brian D. Stansky
        Chairman of the Investment Advisory Committee

        July 19, 1999

T. ROWE PRICE HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                            Percent of
                                            Net Assets
                                               6/30/99
------------------------------------------------------
      Bristol-Myers Squibb                     7.0%
      Warner-Lambert                           5.3
      Schering-Plough                          5.2
      United HealthCare                        5.0
      Pfizer                                   4.9
------------------------------------------------------
      American Home Products                   4.8
      Pharmacia & Upjohn                       4.6
      Johnson & Johnson                        4.4
      Biogen                                   4.4
      Merck                                    4.2
------------------------------------------------------
      Amgen                                    3.9
      Cardinal Health                          2.9
      Aetna                                    2.9
      Boston Scientific                        2.8
      Waters                                   2.4
------------------------------------------------------
      Total Renal Care Holdings                2.4
      Eli Lilly                                2.3
      Wellpoint Health Networks                2.2
      Medtronic                                2.0
      Teva Pharmaceutical Industries           2.0
------------------------------------------------------
      National Data                            1.9
      QLT PhotoTherapeutics                    1.8
      IMS Health                               1.5
      Zeneca Group                             1.4
      Glaxo Wellcome                           1.4
------------------------------------------------------

  Total                                       83.6%


  Note: Table excludes reserves

T. ROWE PRICE HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------

        CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE


        6 Months Ended June 30, 1999

        Ten Best Contributors                  Ten Worst Contributors
        --------------------------------------------------------------------------------------
        Biogen                           22(cent)IDX Systems **                  -18(cent)
        United HealthCare                21      Eli Lilly                        10
        QLT PhotoTherapeutics*           11      Pfizer                           10
        Amgen                            11      Watson Pharmaceuticals **         8
        Johnson & Johnson                 9      Sepracor **                       8
        Gilead Sciences                   8      Serologicals *                    8
        Bristol-Myers Squibb              8      Cardinal Health                   7
        Alkermes                          6      PathoGenesis **                   7
        Teva Pharmaceutical Industries    6      Inhale Therapeutic Systems        6
        Aetna                             5      US Oncology **                    5
        --------------------------------------------------------------------------------------
        Total                           107(cent)Total                           -87(cent)


        12 Months Ended June 30, 1999
        Ten Best Contributors                      Ten Worst Contributors
        --------------------------------------------------------------------------------------
        Biogen                           42(cent)    IDX Systems **                  -19(cent)
        Gilead Sciences                  22          Concentra Managed Care **        15
        Amgen *                          17          Quorum Health Group **           13
        Agouron Pharmaceuticals ***      16          Monsanto **                      12
        Bristol-Myers Squibb             15          Oxford Health Plans **           11
        Arterial Vascular Engineering ***14          PhyCor **                        11
        PathoGenesis **                  14          Serologicals *                    8
        Johnson & Johnson                13          Zonagen                           7
        MedImmune                        13          Analogic **                       6
        United HealthCare                13          Columbia/HCA Healthcare **        5
        ---------------------------------------------------------------------------------------
        Total                           179(cent)    Total                          -107(cent)


           * Position added
          ** Position eliminated
         *** Acquired by another company

T. ROWE PRICE HEALTH SCIENCES FUND
--------------------------------------------------------------------------------


----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

      This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. An index return does not reflect expenses, which have been deducted from the fund's return.

      HEALTH SCIENCES FUND
      --------------------------------------------------------------------------

      As of 6/30/99
                  S&P           HSF           HSF
 12/29/95        10,000        10,000        10,000
  6/30/96        11,010        12,020        12,020
  6/30/97        14,830        14,153        14,153
  6/30/98        19,303        16,665        16,665
  6/30/99        23,696        18,407        18,407


------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------
      This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                       Since     Inception
       Periods Ended 6/30/99    1 Year  3 Years    Inception          Date
       -------------------------------------------------------------------------

       Health Sciences Fund     10.45%   15.26%      19.04%       12/29/95

      Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE HEALTH SCIENCES FUND
-------------------------------------------------------------------------------
Unaudited

--------------------
FINANCIAL HIGHLIGHTS                 For a share outstanding throughout each period
----------------------------------------------------------------------------------------
                                 6 Months          Year                       2/29/95
                                    Ended         Ended                       Through
                                  6/30/99      12/31/98        12/31/97      12/31/96
NET ASSET VALUE
Beginning of period               $  16.01     $   13.66     $   12.27     $   10.00
                                  ------------------------------------------------------
Investment activities
   Net investment income             (0.02)        (0.04)        (0.03)        (0.03)*
   Net realized and
   unrealized gain (loss)            (0.08)         3.05          2.39          2.70
                                  ------------------------------------------------------
   Total from
   investment activities             (0.10)         3.01          2.36          2.67
                                  ------------------------------------------------------
Distributions
   Net realized gain                  -            (0.66)        (0.97)        (0.40)
                                  ------------------------------------------------------
NET ASSET VALUE
End of period                     $  15.91     $   16.01     $   13.66     $   12.27
                                  ------------------------------------------------------


  Ratios/Supplemental Data
----------------------------------------------------------------------------------------
  Total return++                     (0.62)%       22.37%        19.41%        26.75%*
                                  ------------------------------------------------------
  Ratio of total expenses to
  average net assets                  1.13%+        1.16%         1.18%         1.35%*
                                  ------------------------------------------------------
  Ratio of net investment
  income to average
  net assets                         (0.24)%+      (0.25)%       (0.21)%       (0.32)%*
                                  ------------------------------------------------------
  Portfolio turnover rate            103.5%+        85.7%        104.4%        133.1%
  --------------------------------------------------------------------------------------
  Net assets, end of period
  (in thousands)                  $307,297      $316,573      $271,351      $193,958

    ++ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
    * Excludes expenses in excess of a 1.35% voluntary expense limitation in effect through 12/31/97.
    +  Annualized

    The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE HEALTH SCIENCES FUND
------------------------------------------------------------------------------
Unaudited                                                       June 30, 1999

-----------------------
STATEMENT OF NET ASSETS                                  Shares        Value
------------------------------------------------------------------------------
                                                              In thousands
COMMON STOCKS  98.0%

SERVICES  18.9%
Payors  10.1%
Aetna                                                    100,000  $      8,944
United HealthCare                                        245,000        15,343
Wellpoint Health Networks *                               80,000         6,790
                                                                  ------------
                                                                        31,077
                                                                  ------------
Providers  2.4%
Total Renal Care Holdings *                              470,000         7,314
                                                                  ------------
                                                                         7,314
                                                                  ------------
Information  3.5%
IMS Health                                               150,000         4,687
National Data                                            140,000         5,985
                                                                  ------------
                                                                        10,672
                                                                  ------------
Distribution  2.9%
Cardinal Health                                          140,000         8,978
                                                                  ------------
                                                                         8,978
                                                                  ------------
Total Services                                                          58,041
                                                                  ------------
PRODUCTS & DEVICES  10.5%

Supply  2.4%
Waters *                                                 139,600         7,416
                                                                  ------------
                                                                         7,416
                                                                  ------------
Implants  8.1%
Becton, Dickinson                                        100,000         3,000
Boston Scientific *                                      198,900         8,739
Guidant                                                   65,000         3,344
Medtronic                                                 80,000         6,230
Mentor                                                   200,000         3,750
                                                                  ------------
                                                                        25,063
                                                                  ------------
Total Products & Devices                                                32,479
                                                                  ------------
PHARMACEUTICALS  53.2%

U.S. Major - Pharmaceutical  42.7%
American Home Products                                   255,000        14,662

T. ROWE PRICE HEALTH SCIENCES FUND
-------------------------------------------------------------------------------
                                                          Shares       Value
------------------------------------------------------------------------------
                                                                 In thousands
Bristol-Myers Squibb                                     305,000  $     21,483
Eli Lilly                                                100,000         7,163
Johnson & Johnson                                        137,800        13,504
Merck                                                    175,000        12,950
Pfizer                                                   137,000        15,036
Pharmacia & Upjohn                                       250,000        14,203
Schering-Plough                                          300,000        15,900
Warner-Lambert                                           236,894        16,435
                                                                  ------------
                                                                       131,336
                                                                  ------------
European Major - Pharmaceuticals  3.7%
AstraZeneca Group ADR                                     64,200         2,516
Glaxo Wellcome ADR                                        75,000         4,247
Roche Holdings (CHF)                                         250         2,569
Zeneca Group (GBP)                                        50,000         1,939
                                                                  ------------
                                                                        11,271
                                                                  ------------
Generic & Drug Delivery  6.8%
Alkermes *                                                92,200         2,121
ALZA *                                                    65,000         3,307
Elan ADR *                                               100,000         2,775
Inhale Therapeutic Systems *                             108,950         2,604
Shire Pharmaceuticals ADR *                              148,500         3,842
Teva Pharmaceutical Industries ADR                       125,000         6,172
                                                                  ------------
                                                                        20,821
                                                                  ------------
Total Pharmaceuticals                                                  163,428
                                                                   -----------
BIOTECHNOLOGY  13.8%

U.S. Major - Biotechnology  11.9%
Amgen *                                                  196,000        11,926
Biogen *                                                 209,200        13,461
Gilead Sciences *                                         50,000         2,609
MedImmune *                                               42,000         2,852
QLT Phototherapeutics *                                  103,000         5,655
                                                                  ------------
                                                                        36,503
                                                                  ------------
Other Biotechnology  1.9%
Magainin Pharmaceuticals, Warrants, 8/6/01 *++            84,325             0
Millennium Pharmaceuticals *                              30,000         1,079
Serologicals *                                           116,000           950

T. ROWE PRICE HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

                                                                Shares        Value
------------------------------------------------------------------------------------
                                                                        In thousands
      Triangle Pharmaceuticals *                               150,000  $      2,690
      Zonagen *                                                118,200         1,101
      ------------------------------------------------------------------------------
                                                                               5,820
                                                                        ------------
      Total Biotechnology                                                     42,323
                                                                        ------------
      Miscellaneous Common Stocks 1.6%                                         4,955
                                                                        ------------
      Total Common Stocks (Cost  $247,413)                                   301,226
                                                                        ------------

      SHORT-TERM INVESTMENTS  2.0%
      Money Market Funds  2.0%
      Reserve Investment Fund, 5.05% #                       6,169,047         6,169
      ------------------------------------------------------------------------------
      Total Short-Term Investments (Cost  $6,169)                              6,169
                                                                        ------------
 Total Investments in Securities
 100.0% of Net Assets (Cost $253,582)                                   $    307,395
 Other Assets Less Liabilities                                                   (98)
                                                                        ------------
 NET ASSETS                                                             $    307,297
                                                                        ------------

 Net Assets Consist of:
 Accumulated net investment income - net of distributions               $       (376)
 Accumulated net realized gain/loss - net of distributions                    18,778
 Net unrealized gain (loss)                                                   53,813
 Paid-in-capital applicable to 19,311,141 shares of $0.0001 par
 value capital stock outstanding; 1,000,000,000 shares authorized            235,082
                                                                        ------------
 NET ASSETS                                                             $    307,297
                                                                        ------------
 NET ASSET VALUE PER SHARE                                              $      15.91
                                                                        ------------

        #    Seven-day yield
        *    Non-income producing
        ++   Securities contain some restrictions as to public resale--total of such securities at period-end amounts to 0.0% of net assets.
       ADR  American Depository Receipt
       CHF  Swiss franc
       GBP  British sterling


       The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE HEALTH SCIENCES FUND
--------------------------------------------------------------------------------
Unaudited


-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands
                                                                      6 Months
                                                                         Ended
                                                                       6/30/99
  Investment Income
  Income
   Dividend                                                       $      1,017
   Interest                                                                360
                                                                  ------------
   Total income                                                          1,377
                                                                  ------------
  Expenses
   Investment management                                                 1,036
   Shareholder servicing                                                   583
   Prospectus and shareholder reports                                       57
   Custody and accounting                                                   51
   Registration                                                             13
   Legal and audit                                                           6
   Directors                                                                 3
   Miscellaneous                                                             4
                                                                  ------------
   Total expenses                                                        1,753
                                                                  ------------
  Net investment income                                                   (376)
                                                                  ------------
  Realized and Unrealized Gain (Loss)
  Net realized gain (loss)
   Securities                                                            9,512
   Foreign currency transactions                                           (41)
                                                                  ------------
   Net realized gain (loss)                                              9,471
  Change in net unrealized gain or loss on securities                  (11,294)
                                                                  ------------
 Net realized and unrealized gain (loss)                                (1,823)
                                                                  ------------

  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                          $     (2,199)
                                                                  ------------


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE HEALTH SCIENCES FUND
-------------------------------------------------------------------------------
Unaudited

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousand
                                                       6 Months           Year
                                                          Ended          Ended
                                                        6/30/99       12/31/98
  Increase (Decrease) in Net Assets
  Operations
   Net investment income                             $     (376)   $      (723)
   Net realized gain (loss)                               9,471         14,931
   Change in net unrealized gain or loss                (11,294)        43,907
                                                     -------------------------
   Increase (decrease) in net assets from operations     (2,199)        58,115
                                                     -------------------------
  Distributions to shareholders
   Net realized gain                                          -        (12,484)
                                                     -------------------------
  Capital share transactions*
   Shares sold                                           59,289        103,398
   Distributions reinvested                                   -         12,130
   Shares redeemed                                      (66,366)      (115,937)
                                                     -------------------------
   Increase (decrease) in net assets from capital
   share transactions                                    (7,077)          (409)
                                                     -------------------------
  Net Assets
  Increase (decrease) during period                      (9,276)        45,222
  Beginning of period                                   316,573        271,351
                                                     -------------------------
  End of period                                      $  307,297    $   316,573
                                                     -------------------------

*Share information
   Shares sold                                            3,766          7,046
   Distributions reinvested                                   -            811
   Shares redeemed                                       (4,226)        (7,954)
                                                     -------------------------
   Increase (decrease) in shares outstanding               (460)           (97)



The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE HEALTH SCIENCES FUND
-------------------------------------------------------------------------------
Unaudited                                                         June 30, 1999

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Health Sciences Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on December 29, 1995.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

T. ROWE PRICE HEALTH SCIENCES FUND
-------------------------------------------------------------------------------

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Credits earned on daily, uninvested cash balances at the custodian are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $156,850,000 and $154,794,000, respectively, for the six months ended June 30, 1999.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $253,582,000. Net unrealized gain aggregated $53,813,000 at period-end, of which $59,953,000 related to appreciated investments and $6,140,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $163,000 was payable at June 30, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At June 30, 1999, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

T. ROWE PRICE HEALTH SCIENCES FUND
-------------------------------------------------------------------------------

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $487,000 for the six months ended June 30, 1999, of which $108,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 1999, totaled $358,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE SHAREHOLDER SERVICES
-------------------------------------------------------------------------------

INVESTMENT SERVICES AND INFORMATION


     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.


     Account Services

     Checking Available on most fixed income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(R) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


     Brokerage services*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

     Investment Information

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
     ** Based on a January 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------


STOCK FUNDS                             BOND FUNDS
-----------------------------------     ---------------------------------          --------------------------
Domestic                                Domestic Taxable                           International/Global

Blue Chip Growth                        Corporate Income                           Emerging Markets Bond
Capital Appreciation                    GNMA                                       Global Bond
Capital Opportunity                     High Yield                                 International Bond
Diversified Small-Cap Growth            New Income
Dividend Growth                         Short-Term Bond                            MONEY MARKET FUNDS+
Equity Income                           Short-Term U.S. Government                 ----------------------------
Equity Index 500                        Spectrum Income                            Taxable
Extended Equity Market Index            Summit GNMA
Financial Services                      Summit Limited-Term Bond                   Prime Reserve
Growth & Income                         U.S. Treasury Intermediate                 Summit Cash Reserves
Growth Stock                            U.S. Treasury Long-Term                    U.S. Treasury Money
Health Sciences
Media & Telecommunications              Domestic Tax-Free                          Tax-Free
Mid-Cap Growth
Mid-Cap Value                           California Tax-Free Bond                   California Tax-Free Money
New America Growth                      Florida Intermediate Tax-Free**            New York Tax-Free Money
New Era                                 Georgia Tax-Free Bond                      Summit Municipal
New Horizons*                           Maryland Short-Term                        Money Market
Real Estate                             Tax-Free Bond                              Tax-Exempt Money
Science & Technology                    Maryland Tax-Free Bond
Small-Cap Stock                         New Jersey Tax-Free Bond                   BLENDED ASSET FUNDS
Small-Cap Value                         New York Tax-Free Bond
Spectrum Growth                         Summit Municipal Income                    Balanced
Total Equity Market Index               Summit Municipal Intermediate              Personal Strategy Balanced
Value                                   Tax-Free High Yield                        Personal Strategy Growth
                                        Tax-Free Income                            Personal Strategy Income
International/Global                    Tax-Free Intermediate Bond***              Tax-Efficient Balanced
                                        Tax-Free Short-Intermediate
Emerging Markets Stock                  Virginia Short-Term                        T. ROWE PRICE NO-LOAD
European Stock                          Tax-Free Bond                              VARIABLE ANNUITY
Global Stock                            Virginia Tax-Free Bond                     ----------------------------
International Discovery
International Growth & Income                                                      Equity Income Portfolio
International Stock                                                                International Stock Portfolio
Japan                                                                              Limited-Term Bond Portfolio
Latin America                                                                      Mid-Cap Growth Portfolio
New Asia                                                                           New America Growth Portfolio
Spectrum International                                                             Personal Strategy Balanced
                                                                                   Portfolio
                                                                                   Prime Reserve Portfolio

* Closed to new investors. ** Formerly named Florida Insured Intermediate Tax-Free. ***Formerly named Tax-Free Insured Intermediate Bond.

+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. ROWE PRICE RETIREMENT PLANS AND RESOURCES
--------------------------------------------------------------------------------


     RETIREMENT PLANS AND RESOURCES

        We recognize that saving for retirement is the number one investment goal for most Americans. We can help you meet your retirement needs, whether you are starting an IRA or designing a retirement program for your employees. T. Rowe Price offers an assortment of retirement plans for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We provide recordkeeping, communications, and investment management services, as well as a variety of educational materials, self-help planning guides, and software tools to help you choose and implement a retirement plan appropriate for you. For information or to request literature, call us at 1-800-638-5660.


        IRAs AND QUALIFIED PLANS

        Traditional IRA                  Money Purchase Pension
        Roth IRA                         "Paired" Plans (Money Purchase
        Rollover IRA                       Pension and Profit Sharing Plans)
        SEP-IRA                          401(k)
        SIMPLE IRA                       403(b)
        Profit Sharing                   457 Deferred Compensation







     RETIREMENT RESOURCES AT T. ROWE PRICE

        Planning and Informational Guides           Investing for Retirement in
                                                      Your 403(b) Account
        Minimum Required Distributions Guide        The T. Rowe Price No-Load
        Retirement Planning Kit                       Variable Annuity
        Retirees Financial Guide                      Information Kit
        Tax Considerations for Investors            Insights Reports

        Investment Kits                             The Challenge of Preparing
                                                      for Retirement
        The IRA Investing Kit                       Financial Planning After
        Roth IRA Conversion Kit                       Retirement
        Rollover IRA Kit                            The Roth IRA: A Review
        The T. Rowe Price SIMPLE IRA Plan Kit
        The T. Rowe Price SEP-IRA Plan              Software Packages
        The Simplified Keogh Plan(R) From
          T. Rowe Price                             T. Rowe Price Retirement
        The T. Rowe Price 401(k) Century              Planning AnalyzerTM
          Plan(R) (for small businesses)              CD-ROM or diskette $19.95.
        Money Purchase Pension/Profit Sharing         To order, please call
          Plan Kit                                    1-800-541-5760. Also
                                                      available on the Internet
                                                      for $9.95.
                                                    T. Rowe Price Variable
                                                      Annuity AnalyzerTM CD-ROM
                                                      or diskette, free. To
                                                      order, please call
                                                      1-800-469-5304.


     Many of these resources are also available for viewing or ordering on the Internet at www.troweprice.com.

T. ROWE PRICE INSIGHTS REPORTS
--------------------------------------------------------------------------------

     THE FUNDAMENTALS OF INVESTING

        Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660.


        INSIGHTS REPORTS

        General Information               Global Bond Investing
                                          Investing in Common Stocks
        The ABCs of Y2K                   Investing in Emerging Growth
        The ABCs of Giving                  Stocks
        Back to Basics: The ABCs          Investing in Financial
          of Investing                      Services Stocks
        The Challenge of Preparing        Investing in Health
          for Retirement                    Care Stocks
        Financial Planning                Investing in High-Yield
          After Retirement                  Municipal Bonds
        Getting Started: Investing        Investing in Money Market
          With Mutual Funds                 Securities
        The Roth IRA: A Review            Investing in Mortgage-Backed
        Tax Information for Mutual          Securities
          Fund Investors                  Investing in Natural
                                            Resource Stocks
        Investment Strategies             Investing in Science and
                                            Technology Stocks
        Conservative Stock Investing      Investing in Small-Company
        Dollar Cost Averaging               Stocks
        Equity Index Investing            Understanding Derivatives
        Growth Stock Investing            Understanding High-Yield
        Investing for Higher Yield          "Junk" Bonds
        Managing Risk Through
          Diversification                 Brokerage Insights
        The Power of Compounding
        Value Investing                   Combining Individual
                                            Securities With Mutual Funds
        Types of Securities               Getting Started: An Introduction
                                            to Individual Securities
        The Basics of International       What You Should Know About Bonds
          Stock Investing                 What You Should Know About
        The Basics of Tax-Free Investing    Margin and Short-Selling
        The Fundamentals of Fixed         What You Should Know About Options
          Income Investing                What You Should Know About Stocks



        T. Rowe Price Insights are also available for reading and downloading on the Internet at www.troweprice.com.

For yield, price, last transaction,           Investor Centers:
current balance, or to conduct                101 East Lombard St.
transactions, 24 hours, 7 days                Baltimore, MD 21202
a week, call Tele*Access(R):
1-800-638-2587 toll free                      T. Rowe Price
                                              Financial Center
For assistance with your existing             10090 Red Run Blvd.
fund account, call:                           Owings Mills, MD 21117
Shareholder Service Center
1-800-225-5132 toll free                      Farragut Square
410-625-6500 Baltimore area                   900 17th Street, N.W.
                                              Washington, D.C. 20006
To open a brokerage account
or obtain information, call:                  4200 West Cypress St.
1-800-638-5660 toll free                      10th Floor
                                              Tampa, FL 33607
Internet address:
www.troweprice.com                            4410 ArrowsWest Drive
                                              Colorado Springs, CO 80907
T. Rowe Price Associates
100 East Pratt Street                         Warner Center
Baltimore, Maryland  21202                    21800 Oxnard Street, Suite 270
                                              Woodland Hills, CA 91367
This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.


[LOGO FOR T. ROWE PRICE APPEARS HERE]

T. Rowe Price Investment Services, Inc., Distributor.       F10-051  6/30/99